                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 25, 2002 (January 25, 2002)


                             CII TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

             North Carolina                                   56-182-82-70
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                       Identification No.)

    1200 Ridgefield Blvd, Suite 200                               28806
             Asheville, NC                                      (Zip Code)
(Address of principal executive offices)

                                 (828) 670-5300
              (Registrant's telephone number, including area code)

          Item 5. Other Events

On January 25, 2002, CIIT Holdings, Inc. ("CIIT"), a Delaware corporation and the parent of CII Technologies, Inc., a North Carolina corporation (the "Company"), was acquired by Tyco International (PA) Inc., a Nevada corporation ("Tyco"), pursuant to an Agreement and Plan of Merger dated December 3, 2001 (as amended). Tyco is a subsidiary of Tyco International Ltd. (NYSE: TYC; LSE: TYI;
BSX: TYC).

The transaction is valued at approximately $310 million in cash.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CII TECHNOLOGIES, INC.
DATE: JANUARY 25, 2002
                                       BY:  /s/ Michael A. Steinback
                                            -----------------------------------
                                       NAME:  MICHAEL A. STEINBACK
                                       TITLE: PRESIDENT AND CHIEF
                                              EXECUTIVE OFFICER